Exhibit 99.8

FEDERAL DEPOSIT INSURANCE CORPORATION

Washington, D.C. 20429

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2020

CARTER BANK & TRUST

(Exact name of registrant as specified in its charter)

Virginia	N/A	20-5539935
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1300 Kings Mountain Road, Martinsville, Virginia 24112

(Address of Principal Executive Offices) (Zip Code)

(276) 656-1776

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CARE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Reliance on March 25 Order for relief from Exchange Act report filing deadline

On March 4, 2020, the Securities and Exchange Commission (“SEC”) issued an order (the “March 4 Order”) under the Exchange Act of 1934, as amended (the “Exchange Act”), extending the deadlines for filing certain reports made under the Exchange Act, including quarterly reports on Form 10-Q, for registrants subject to the reporting obligations under the Exchange Act that have been impacted by the current novel coronavirus (“COVID-19”) pandemic and which reports have filing deadlines between March 1 and April 30, 2020.

On March 25, 2020, the SEC issued a further order (the “March 25 Order”), which supersedes the March 4 order, providing COVID-19 impacted registrants temporary relief from certain filing and regulatory requirements and providing an additional 45 days for registrants to make required Exchange Act filings that would have been due between March 1 and July 1, 2020, including quarterly reports on Form 10-Q, if a registrant is unable to meet a deadline because of circumstances related to COVID-19.

Carter Bank & Trust (the “Bank”) is relying on the March 25 Order for relief from the SEC’s filing deadline for the Bank’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”).

As previously disclosed, the Bank and its auditor have been evaluating and are continuing to evaluate collateral supporting one impaired loan relationship. The Bank’s evaluation of the collateral is dependent, in part, on the results of a pending independent appraisal regarding the collateral. The appraisal report and the Bank’s evaluation thereof with its auditor could potentially impact the financial statements to be included in the Quarterly Report. In addition, the evaluation may require the Bank to assess whether a potential deficiency exists in internal controls related to the valuation of impaired loans within the Bank’s Allowance for Loan Losses, which could affect prior periods.

Due to the effects of the COVID-19 pandemic, the process of obtaining the independent appraisal and evaluating the collateral has been slowed, and, consequently, the Bank is unable to complete preparation of the Quarterly Report and file within the deadline prescribed by the SEC’s rules. The Bank anticipates it will file the Quarterly Report no later than June 25, 2020 (which is 45 days from the original Quarterly Report filing deadline of May 11, 2020).

Risk Factor

The COVID-19 pandemic and resulting adverse economic conditions have already adversely impacted the Bank’s business and results, and could have a more material adverse impact on our business, financial condition and results of operations.

The ongoing COVID-19 global and national health emergency has caused significant disruption in the United States and international economies and financial markets. The spread of COVID-19 in the United States has caused illness, quarantines, cancellation of events and travel, business and school shutdowns, reduction in commercial activity and financial transactions, supply chain interruptions, significantly increased unemployment, and overall economic and financial market instability. Almost all states, including Virginia, where the Bank is headquartered, and North Carolina, in which the Bank has significant operations, have issued “stay-at-home orders” and have declared states of emergency.

Although banks have generally been permitted to continue operating, the COVID-19 pandemic has caused disruptions to the Bank’s business and could cause material disruptions to our business and operations in the future. Impacts to the Bank’s business have included increases in costs due to additional health and safety precautions implemented at the Bank’s branches and the transition of approximately 20% of the Bank’s workforce to home locations, decreases in customer traffic in the Bank’s branches, increases in customer requests for forbearance and loan modifications. Further, loan payment deferment programs implemented by us or under government stimulus programs, like the Paycheck Protection Program (the “PPP”) of the Small Business Administration, may mask credit deterioration in our loan portfolio by making less applicable standard measures of developing financial weakness in a client or portfolio, such as past due monitoring and non-accrual assessments. To the extent that commercial and social restrictions remain in place or increase, the Bank’s expenses, delinquencies, charge-offs, foreclosures and credit losses could materially increase, and the Bank could experience reductions in fee income. In addition, the Bank could experience declines in credit quality which could affect the adequacy of its allowance for loan losses, which the Bank would expect could lead to increases in the provision for loan losses and related declines in the Bank’s net income.

Unfavorable economic conditions and increasing unemployment figures may also make it more difficult for the Bank to maintain deposit levels and loan origination volume and to obtain additional financing. Furthermore, such conditions may cause the value of the collateral associated with the Bank’s existing loans to decline. In addition, in March 2020, the Federal Reserve lowered the target range for the federal funds rate to a range from 0 to 0.25 percent in part as a result of the pandemic. A prolonged period of very low interest rates could reduce the Bank’s net interest income and have a material adverse impact on our cash flows and the market value of our investments or the manner in which we redeploy proceeds from maturing investments.

While the Bank has taken and is continuing to take precautions to protect the safety and well-being of its employees and customers, no assurance can be given that the steps being taken will be effective, adequate or appropriate, nor can the Bank predict the level of disruption which will occur to its employees’ ability to provide customer support and service. The continued or renewed spread of COVID-19 could negatively impact the availability of key personnel necessary to conduct the Bank’s business, the business and operations of the Bank’s third-party service providers who perform critical services for the Bank’s business, or the businesses of many of the Bank’s customers and borrowers. If COVID-19 is not successfully contained, the Bank could experience a material adverse effect on its business, financial condition, results of operations and cash flow.

Among the factors outside the Bank’s control that are likely to affect the impact the COVID-19 pandemic will ultimately have on the Bank’s business are, without limitation:

•	the pandemic’s course and severity;

•	the direct and indirect results of the pandemic, such as recessionary economic trends, including with respect to employment, wages and benefits, commercial activity, the residential housing market, consumer spending and real estate and investment securities market values;

•	political, legal and regulatory actions and policies in response to the pandemic, including the effects of restrictions on commerce and banking, such as current temporary or required continuing moratoria and other suspensions of collections, foreclosures, and related obligations;

•	the timing, magnitude and effect of public spending, directly or through subsidies, its direct and indirect effects on commercial activity and incentives of employers and individuals to resume or increase employment, wages and benefits and commercial activity;

•	effects on the Bank’s liquidity position due to changes in customers’ deposit and loan activity in response to the pandemic and its economic effects;

•	the timing and availability of direct and indirect governmental support for various financial assets, including mortgage loans;

•	the long-term effect of the economic downturn on the Bank’s intangible assets such as our deferred tax asset and goodwill;

•	potential longer-term effects of increased government spending on the interest rate environment and borrowing costs for non-governmental parties;

•	the ability of the Bank’s employees to work effectively during the course of the pandemic;

•	the ability of the Bank’s third-party vendors to maintain a high-quality and effective level of service;

•	the possibility of increased fraud, cybercrime and similar incidents, due to vulnerabilities posed by the significant increase in Bank employees and customers handling their banking interactions remotely from home, the quick roll-out of various government-sponsored lending programs, like the PPP, or otherwise;

•	required changes to the Bank’s internal controls over financial reporting to reflect a rapidly changing work environment;

•	potential longer-term shifts toward mobile banking, telecommuting and telecommerce; and

•	geographic variation in the severity and duration of the COVID-19 pandemic, particularly in Virginia and North Carolina, where the Bank operates physically.

The ongoing COVID-19 pandemic has resulted in severe volatility in the financial markets and meaningfully lower stock prices for many companies, including the Bank’s common stock. Depending on the extent and duration of the COVID-19 pandemic, the price of the Bank’s common stock may continue to experience volatility and declines.

The Bank is continuing to monitor the COVID-19 pandemic and related risks, although the rapid development and fluidity of the situation precludes any specific prediction as to its ultimate impact on the Bank. However, if the COVID-19 pandemic continues to spread or otherwise result in a continuation or worsening of the current economic and commercial environments, the Bank’s business, financial condition, results of operations and cash flows could be materially adversely affected.

Important Note Regarding Forward-Looking Statements

This information contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting the Bank and its future business and operations, and specifically including information related to the pending appraisal of collateral for one impaired loan relationship and potential impacts on the Bank’s financial results and the statements under the caption “Risk Factor.” Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “ believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “believe,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses; cyber-security concerns; rapid technological developments and changes; the Bank’s liquidity and capital positions; the potential adverse effects of unusual and infrequently occurring events, such as weather-related disasters, terrorist acts or public health events (such as the current COVID-19 pandemic), and of governmental and societal responses thereto; these potential adverse effects may include, without limitation, adverse effects on the ability of the Bank's borrowers to satisfy their obligations to the Bank, on the value of collateral securing loans, on the demand for the Bank's loans or its other products and services, on incidents of cyberattack and fraud, on the Bank’s liquidity or capital positions, on risks posed by reliance on third-party service providers, on other aspects of the Bank's business operations and on financial markets and economic growth; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and the Bank, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or more costly than anticipated; containing costs and expenses; reliance on significant customer relationships; general economic or business conditions; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the FDIC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER BANK & TRUST

	By:	/s/ Wendy S. Bell
	Name:	Wendy S. Bell
	Title:	Senior Executive Vice President and Chief Financial Officer

Dated: May 8, 2020